UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2013

WMI Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Washington	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 THIRD AVENUE, SUITE 3000 SEATTLE, WASHINGTON	98101
(Address of Principal Executive Offices)	(Zip Code)

(206) 432-8887

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends and supplements the Current Report on Form 8-K of WMI Holdings Corp. (the “Company”) filed with the Securities and Exchange Commission on June 11, 2013, and is being filed to include the final voting results on the proposals submitted to shareholders at the Company’s 2013 Annual Meeting of Shareholders and to report on the Company’s decision regarding the frequency of which the Company will include a shareholder vote, on an advisory basis, on the compensation of its named executive officers in its proxy materials.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2013, WMI Holdings Corp. held its 2013 annual meeting of shareholders. Of the 201,156,078 shares of common stock entitled to be voted, 152,813,760 shares (or approximately 76%) were voted in person or by proxy. At the annual meeting, shareholders approved each of the following matters, with the final vote tabulations on each matter as set forth below. Preliminary voting results were reported in a Form 8-K filed by the Company on June 11, 2013.

1.	To elect a board of directors consisting of seven members, each to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualified.

NOMINEE	VOTES FOR	VOTES WITHHELD
Michael Willingham	54,269,760	25,003,592
Eugene I. Davis	71,517,049	7,745,333
Steven D. Scheiwe	47,665,453	31,607,899
Mark E. Holliday	52,972,657	26,300,695
Diane B. Glossman	53,492,812	25,780,340
Michael J. Renoff	53,492,559	25,780,793
Timothy R. Graham	53,627,744	25,645,608

There were 73,540,225 broker non-votes with respect to the election of directors.

2.	To ratify the appointment of Burr Pilger Mayer, Inc., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

MATTER	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Ratification of auditor appointment	126,679,552	1,107,946	25,026,262	0

3.	To approve, as an advisory vote, compensation of the Company’s named executive officers.

MATTER	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Advisory vote on executive compensation	69,879,999	3,640,977	5,752,371	73,540,225

4.	To approve, as an advisory vote, the frequency of future advisory votes on named executive officer compensation.

MATTER	1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
Advisory vote on frequency of executive compensation	68,411,891	420,394	2,912,313	7,507,013	73,540,225

After taking into consideration the shareholder vote at the 2013 Annual Meeting of Shareholders, the Company has decided to include in the Company’s proxy materials a shareholder vote, on an advisory basis, regarding the approval of named executive officer compensation with a frequency of one year in connection with the solicitation of proxies for the Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI HOLDINGS CORP. (Registrant)

Date: June 18, 2013	By:	/s/ Charles Edward Smith
Name: Charles Edward Smith
Title: Interim Chief Executive Officer